                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              ODD'S-N-END'S, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              ODD'S-N-END'S, INC.
                           5000 WINNETKA AVENUE NORTH
                           NEW HOPE, MINNESOTA 55428

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 15, 1997

                            ------------------------

    Notice is hereby given that the Annual Meeting of Shareholders of Odd's-N-End's, Inc. (the "Company") will be held at the 28th floor of the LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota 55402 on Tuesday, July 15, 1997 at 4:30 p.m. Central Time for the following purposes:

    (1) To elect three directors to the Board of Directors for the ensuing year;

    (2) To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the current fiscal year; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on May 16, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

    Your attention is directed to the accompanying Proxy Statement for the text of the resolutions to be proposed at the meeting and further information regarding each proposal to be made.

    SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                          By Order of the Board of Directors

                                          James A. Patineau
                                          SECRETARY

April 30, 1997
Minneapolis, Minnesota

                              ODD'S-N-END'S, INC.
                           5000 WINNETKA AVENUE NORTH
                           NEW HOPE, MINNESOTA 55428

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                 ANNUAL MEETING OF SHAREHOLDERS--JULY 15, 1997

                      INFORMATION CONCERNING SOLICITATION
                                   AND VOTING

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Odd's-N-End's, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Tuesday, July 15, 1997 at 4:30 p.m. Central Time, at the 28th floor of the LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota, and at all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS TO BE CONSIDERED. This Proxy Statement and the accompanying Notice and Proxy are being mailed to shareholders on or about June 10, 1997.

    The close of business on May 16, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. At that date, the Company's outstanding voting securities consisted of 4,724,048 shares of Common Stock, par value $.07 per share (the "Common Stock"). On all matters which will come before the Meeting, each shareholder or their proxy will be entitled to one vote for each share of Common Stock of which such shareholder was the holder of record on the record date. The aggregate number of votes cast by all shareholders present in person or by proxy at the Meeting will be used to determine whether a motion is carried. Thus, an abstention from voting on a matter by a shareholder, while included for purposes of calculating a quorum for the Meeting, has no effect on the item on which the shareholder abstained from voting. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote.

    Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (I) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed Proxy bearing a later date or (iii) attending the Meeting and voting in person.

    The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

BOARD RECOMMENDATION

    The Board of Directors recommends that the three persons named below be elected as directors, each to hold office for a term of one year and until their successor is duly elected and qualified. A shareholder cannot vote for a greater number of persons than the number of nominees named.

GENERAL

    The Board of Directors met once during the last fiscal year. Each nominee director attended all of the meetings of the Board of Directors and committees of the Board during the period he was a director. The Board of Directors meets to review significant developments affecting the Company and to act on matters requiring Board of Director approval.

    The directors are elected annually by the shareholders of the Company. All nominees are presently serving as directors.

    None of the nominees are employees of the Company but all are employees of Universal International, Inc. or its wholly owned subsidiary, Only Deals, Inc. Universal International, Inc. owns 40.5% of the outstanding stock of the Company. Personal information for each nominee is provided under the "Nominees for Director" section of this Proxy Statement.

    The Board of Directors has no standing committees.

    None of the Company's directors receives any cash compensation or stock options for serving on the Board of Directors.

NOMINEES FOR DIRECTOR

    The names of the nominees, and certain information about them, are set forth below:

NAME                                         AGE       PRINCIPAL OCCUPATION
-------------------------------------------  ---   -----------------------------
Mark H. Ravich.............................  44    Chief Executive Officer of
                                                     Universal International,
                                                     Inc.

Robert R. Langer...........................  41    Chief Operating Officer of
                                                     Only Deals, Inc.

Richard L. Ennen...........................  44    President of Only Deals, Inc.

    MARK H. RAVICH

    Mr. Mark H. Ravich was appointed to the Board of Directors of the Company on December 28, 1994 upon the confirmation of the Company's Bankruptcy Plan of Reorganization. Mr. Ravich has been Chief Executive Officer of Universal International, Inc. since September 1, 1990 and a Director of Universal International, Inc. since 1979. Universal International, Inc. owns 40.5% of the outstanding stock of the Company. Since 1981, he has been President and controlling shareholder of Tri-Star Development Corp. and Tri-Star Management, Inc., a real estate development company and property management company, respectively.

    ROBERT R. LANGER

    Mr. Robert R. Langer was appointed to the Board of Directors of the Company in March 1995. Mr. Langer has been the Chief Operating Officer of Only Deals, Inc. since September 1994. Mr. Langer joined Only Deals, Inc. in February 1992 as Vice President--Retail Operations. From June 1989 to January 1992, Mr. Langer was Director of the Retail Division for Lieberman Enterprises, a major music and video distributor. From June 1986 to May 1989, Mr. Langer was Director--National Store Operations for The Musicland Group, Inc., a large entertainment and software retailer.

    RICHARD L. ENNEN

    Mr. Richard L. Ennen was appointed to the Board of Directors of the Company in December 1996. Mr. Ennen has been the President of Only Deals, Inc. since October 1996. Mr. Ennen joined Only Deals, Inc. in September 1996, as Executive Vice President and General Merchandising Manager. From

1992 to September 1996, Mr. Ennen was Director of Retail Merchandising and Retail Operations for Holiday Companies, a large grocery, wholesale and gasoline company based in Bloomington, Minnesota. From 1983 to 1992, Mr. Ennen was employed by Rodman's Discount Food, Drug & Appliances, a Washington, D.C.-based six-store retail chain, where he served as Vice President of Operations since 1988.

VOTING INFORMATION

    A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his vote from all or any of such nominees. IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ELECTION OF DIRECTORS IT IS INTENDED THAT THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION ALL OF THE NOMINEES. Each of the nominees has agreed to serve the Company as a director if elected. However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company's Articles of Incorporation prohibit cumulative voting and each director will be elected by a majority of the voting power of the shares present and entitled to vote at the Meeting.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 30, 1997: (I) by each director; (ii) by all directors and executive officers of the Company as a group; and (iii) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

                                                  AMOUNT AND NATURE     PERCENT
                                                          OF               OF
NAME AND ADDRESS OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP   CLASS(1)
-----------------------------------------------  --------------------   --------
Universal International, Inc...................       1,913,239          40.5%

Mark H. Ravich.................................       1,913,239(2)       40.5%

Robert R. Langer...............................               0           *

Richard L. Ennen...............................               0           *

All officers and directors as a group (3
  persons).....................................       1,913,239(2)       40.5%

------------------------

 *  Represents less than 1% of the Company's outstanding Common Stock.

(1) Based upon a total of 4,724,048 shares of Common Stock outstanding.

(2) Includes 1,913,239 shares of Common Stock held by Universal International, Inc. of which Mr. Ravich is the Chief Executive Officer.

                              CERTAIN TRANSACTIONS

    In February 1995, the Company entered into a demand discretionary revolving credit facility with Universal International, Inc. ("Universal") which, as amended, provides for borrowings of up to $5 million with interest payable at prime plus 2.5%. Borrowings are collateralized by substantially all of the Company's assets subject, however, to the terms of a subordination agreement with the Company's bank. There were borrowings of $3,602,000 under the facility with Universal at December 31, 1996. Universal owns 40.5% of the Company's Common Stock. Mark H. Ravich, a nominee for director of the Company, is the Chief Executive Officer of Universal and beneficially owns 20.5% of the Common Stock of Universal.

    During the years ended December 31, 1995 and 1996, the Company purchased a total of $15.9 million and $14.4 million, respectively, of merchandise from Universal pursuant to a supply agreement between the parties. The supply agreement allows for, among other things, Universal to achieve a gross profit margin of approximately 15.25% on the merchandise sold to the Company.

    Commencing in 1995, Universal began providing accounting, operational and administrative functions for the Company. In 1995 and 1996, Universal earned $167,000 and $156,000, respectively, for providing these services.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The Company's Chief Executive Officer, Mark H. Ravich, did not receive any cash consideration or stock options from the Company during 1996. Mr. Ravich will not receive any cash compensation or stock options from the Company in 1997. Since 1995, Universal International, Inc. has provided accounting, operational and administrative services to the Company. See "Certain Transactions."

    No other executive officers of the Company received compensation in 1996. There are no outstanding stock options as of December 31, 1996.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all
Section 16(a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with.

                                  PROPOSAL TWO
                        RATIFICATION AND APPROVAL OF THE
                      APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has selected Coopers & Lybrand L.L.P., independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. has audited the Company's financial statements since 1995. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

BOARD RECOMMENDATIONS

    The Board of Directors recommends a vote for ratification of the selection of the independent auditor. Ratification of the selection requires the affirmative vote by a majority of the shareholders present or represented at the Meeting. If the appointment is not ratified by the shareholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    Any shareholder proposals intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company on or before December 15, 1997 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. The proposals should be addressed to Mr. James A. Patineau, Secretary, Odd's-N-End's, Inc., 5000 Winnetka Avenue North, New Hope, Minnesota 55428.

                                 OTHER MATTERS

    All properly executed Proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy in regard to the election of three directors to serve until the 1998 Annual Meeting of Shareholders, shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to other terms to be voted upon, shareholders may vote in favor of the item or against the item or may abstain from voting. Shareholders should specify their choices on the enclosed Proxy. Any Proxy in which no director is specified will be voted in favor of each of the matters to be considered.

    The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware of any other matters that will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

                                          James A. Patineau
                                          SECRETARY

Dated: April 30, 1997

P R O X Y                     ODD'S-N-END'S, INC.

                 ANNUAL MEETING OF SHAREHOLDERS--JULY 15, 1997

    The undersigned hereby appoints Mark H. Ravich, with full power of substitution as proxy and agent (the "Proxy Agent") in the name of the undersigned, to attend the Annual Meeting of Shareholders of Odd's-N-End's, Inc. (the "Company") to be held at the 28th floor of the LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota 55402 on Tuesday, July 15, 1997 at 4:30 p.m. Central Time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows.

1.         ELECTION OF DIRECTORS             / /  FOR all nominees listed    / /  WITHHOLD authority to
                                             below (except as marked to the  vote for all nominees listed
                                             contrary).                      below.

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                     THE NOMINEE'S NAME IN THE LIST BELOW.)

         MARK H. RAVICH         ROBERT R. LANGER        RICHARD L. ENNEN

2.         PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. as the Company's independent auditor for the
           Company's current fiscal year.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.         In their discretion, the Proxy Agent is authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

    PLEASE DATE AND SIGN exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both shareholders should sign.

    Receipt of Notice of Annual Meeting of Shareholders and Proxy Statement dated April 30, 1997, is hereby acknowledged by the undersigned.
                                              Dated ______________________, 1997
                                              __________________________________
                                              Signature of Shareholder
                                              __________________________________
                                              Signature of Shareholder